John Hancock Investment Trust
Supplement dated July 1, 2015 to the current Prospectus

John Hancock Large Cap Equity Fund (the fund)

Effective July 1, 2015, the fund will begin aggregating assets with another fund managed by the advisor for purposes of determining management fee breakpoints.

Accordingly, the first paragraph in the “Who’s Who” section under the heading “Management fee” is amended and restated as follows:

The fund pays the advisor a management fee for its services to the fund. The fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.